UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement
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☒	Soliciting Material Pursuant to § 240.14a-12

NATUS MEDICAL INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[The following communication was made available by Natus Medical Incorporated to its teammates.]

April 18, 2022

Teammates,

Earlier today, Natus Medical Incorporated announced that it has entered into a definitive agreement to be acquired by an affiliate of ArchiMed (“ArchiMed”), a leading investment firm focused exclusively on the healthcare industry for approximately $1.2 billion. Under the terms of the agreement, Natus shareholders will receive $33.50 in cash for each share of Natus common stock. The transaction is expected to close in the third quarter of 2022, subject to customary closing conditions, including approval by Natus shareholders and receipt of regulatory approvals. At that time, Natus would cease to be a public company.

The Chairman of our Board of Directors, Josh Levine stated, “the sale of Natus Medical to ArchiMed will provide our shareholders with immediate and substantial cash value, as well as a compelling premium, and the Board has unanimously agreed that this transaction is in the best interests of our shareholders and the Board recommend that our shareholders adopt the merger agreement.”

Archimed is a growth-oriented owner with experience in neurodiagnostics and we are excited to collaborate with them on business improvements. They bring a mix of operational, medical, scientific and financial expertise will help us to grow our business as we continue our mission to advance the standard of care and improve outcomes and quality of life for patients affected by disorders of the brain, neural pathways, and eight sensory nervous systems.

While this is an exciting time, it is important that we remain focused on serving our customers in the manner we aspire to as guided by Our Natus Pledge. This is a change in the ownership of Natus Medical only and we do not expect any change in the day-to-day management structure or execution of the company.

I apologize that this announcement has occurred on a day when many of our Teammates have a holiday, however, if you can join, we will hold a Town Hall at 10 AM ET today. If you are not able to join Town Hall today, the presentation will be posted to Natus Connect.

Tom

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “should,” “could,” “may,” “will,” “believe,” “estimate,”

“forecast,” “goal,” “project,” and other words of similar meaning. Forward-looking statements in this communication include, but are not limited to, statements about the benefits and effects of the transaction, the expected timing of the completion of the transaction, the amounts to be received by shareholders. Each forward-looking statement contained in this communication is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risks related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Natus’s business, the uncertainties as to the timing of the transaction; uncertainties as to whether Natus shareholders will approve the transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or the terms of such approval; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of the parties’ control; operating costs and business disruption following completion of the transaction, including adverse effects on employee retention and on Natus’s business relationships with third parties; transaction costs; and the risks identified under the heading “Risk Factors” in Natus’s Annual Report on Form 10-K, filed with the SEC on February 25, 2022, as well as Natus’s subsequent Current Reports on Form 8-K and other information filed by Natus with the SEC. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Natus assumes no obligation to update any written or oral forward-looking statement made by Natus or on its behalf as a result of new information, future events or other factors, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed transaction involving Natus. In connection with the proposed transaction, Natus plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Natus may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Natus’s shareholders for their consideration. Before making any voting decision, Natus’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Natus and the proposed transaction.

Natus’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Natus, free of charge, at the SEC’s website (www.sec.gov). Copies of the

Proxy Statement and other documents filed by Natus with the SEC may be obtained, without charge, by contacting Natus through its www.natus.com under the heading Investor Relations.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to Natus may be deemed to be participants in the solicitation of proxies from Natus’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Natus and their ownership of Natus common stock is set forth in Natus’s annual report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 25, 2022 and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 28, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

[The following communication was made available by Natus Medical Incorporated to its customers, suppliers and distributors.]

April 18, 2022

Dear Valued [Customer / Supplier / Distributor],

Natus Medical Incorporated announced today that it has entered into a definitive agreement to be acquired by an affiliate of ArchiMed (“ArchiMed”), a leading investment firm focused exclusively on the healthcare industry for approximately $1.2 billion.

ArchiMed’s mix of operational, medical, scientific and financial expertise will help Natus continue to serve our customers as we remain committed to advance the standard of care and improve outcomes and quality of life for patients affected by disorders of the brain, neural pathways, and eight sensory nervous systems.

The transaction is expected to close in the third quarter of 2022, subject to customary closing conditions, including approval by Natus shareholders and receipt of regulatory approvals.

ArchiMed is a growth-oriented owner with experience in Neurodiagnostics and we are excited to collaborate with them on business improvements and other matters, which will enable us to increase the value we bring to you as a [customer / supplier / distributor].

This is a change in the ownership of Natus Medical only. We do not expect any change in the day-to-day management structure or execution of the company. Our business processes and your contacts will continue exactly as they exist today. Because there will be no changes to any of our existing processes before and after the closing of the transaction, there will not be any further updates provided until the transaction is closed. You can contact Natus Medical Customer Service at customerservice@Natus.com or 1.800.303.0306 if you have specific questions.

Thank you,

Natus Medical, Incorporated

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “should,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. Forward-looking statements in this communication include, but are not limited to, statements about the benefits and effects of the transaction, the expected timing of the completion of the transaction, the amounts to be received by shareholders. Each forward-looking statement contained in this communication is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risks related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Natus’s business, the uncertainties as to the timing of the transaction; uncertainties as to whether Natus shareholders will approve the transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or the terms of such approval; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of the parties’ control; operating costs and business disruption following completion of the transaction, including adverse effects on employee retention and on Natus’s business relationships with third parties; transaction costs; and the risks identified under the heading “Risk Factors” in Natus’s Annual Report on Form 10-K, filed with the SEC on February 25, 2022, as well as Natus’s subsequent Current Reports on Form 8-K and other information filed by Natus with the SEC. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Natus assumes no obligation to update any written or oral forward-looking statement made by Natus or on its behalf as a result of new information, future events or other factors, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed transaction involving Natus. In connection with the proposed transaction, Natus plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Natus may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Natus’s shareholders for their consideration. Before making any voting decision, Natus’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Natus and the proposed transaction.

Natus’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Natus, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Natus with the SEC may be obtained, without charge, by contacting Natus through its www.natus.com under the heading Investor Relations.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to Natus may be deemed to be participants in the solicitation of proxies from Natus’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Natus and their ownership of Natus common stock is set forth in Natus’s annual report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 25, 2022 and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 28, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

[The following Q&As were made available by Natus Medical Incorporated to its teammates for discussion with customers, distributors, suppliers and teammates.]

FOR INTERNAL USE ONLY TO FACILITATE COMMUNICATION

Customers

1.	Introductory message - Natus Medical Incorporated (“Natus”) announced today that it has entered into a definitive agreement to be acquired by an affiliate of ArchiMed (“ArchiMed”), a leading investment firm focused exclusively on the healthcare industry, for approximately $1.2 billion. Natus was fully focused and engaged with a stand-alone strategy for growth when this unsolicited opportunity arose. ArchiMed’s mix of operational, medical, scientific and financial expertise will help Natus continue its mission to serve our customers as we internationalize and grow our business. The transaction is expected to close in the third quarter of 2022, subject to customary closing conditions, including approval by Natus shareholders and receipt of regulatory approvals. ArchiMed is a growth-oriented owner with experience in Neurodiagnostics and we are excited to collaborate with them on business improvements and future acquisitions, which will enable us to increase the value we bring to you as a customer.

2.	Will the management structure of the company change? At present, the CEO of Natus, Tom Sullivan, will report to a new Board of Directors. ArchiMed is still evaluating the management structure of Natus, but at present there are no other planned changes to the management structure.

3.	Will my point of contact remain the same? Yes, this is a change in the ownership of Natus only. We do not expect any change in the day-to-day management structure or execution of the company. Our business processes and your contacts will continue exactly as they exist today. Your Sales Representative will remain the same and you can contact Natus Customer Service at customerservice@Natus.com or 1.800.303.0306.

4.	Will the company make any changes in strategy, product offering or pricing under new ownership? No, this is a change in the ownership of Natus only. We do not expect any change in strategy or execution of the company.

5.	Who should we contact if we have any questions? Please contact your Sales Representative or should you prefer, you can contact Natus Customer Service at customerservice@Natus.com or 1.800.303.0306.

6.	Will there be any impact to existing orders or in-process deals? No, we do not anticipate any changes to our existing order or in-process deals.

7.	Do our current agreements remain in place? Yes. We do not anticipate any changes to current agreements and they will remain in place.

8.	Will you keep customers informed on the progress of the acquisition? Because there will be no changes to any of our existing processes before and after the closing of the transaction, there will not be any updates provided until the transaction is closed. If you have any questions, please contact your Sales Representative or you can contact Natus Customer Service at customerservice@Natus.com or 1.800.303.0306.

9.	Sometimes there are service disruptions when businesses have changed hands. Do you anticipate any changes in service level as a result of the transaction? This is only a change in the ownership of Natus. Our team, processes, systems and service models will remain the same. We do not anticipate any changes in service level as a result of the transaction. In addition, ArchiMed is a growth-oriented owner and we are excited to collaborate with them on business improvements and future acquisitions, which will enable us to increase the value we bring to you as a customer.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “should,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. Forward-looking statements in this communication include, but are not limited to, statements about the benefits and effects of the transaction, the expected timing of the completion of the transaction, the amounts to be received by shareholders. Each forward-looking statement contained in this communication is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risks related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Natus’s business, the uncertainties as to the timing of the transaction; uncertainties as to whether Natus shareholders will approve the transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or the terms of such approval; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that

FOR INTERNAL USE ONLY TO FACILITATE COMMUNICATION

shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of the parties’ control; operating costs and business disruption following completion of the transaction, including adverse effects on employee retention and on Natus’s business relationships with third parties; transaction costs; and the risks identified under the heading “Risk Factors” in Natus’s Annual Report on Form 10-K, filed with the SEC on February 25, 2022, as well as Natus’s subsequent Current Reports on Form 8-K and other information filed by Natus with the SEC. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Natus assumes no obligation to update any written or oral forward-looking statement made by Natus or on its behalf as a result of new information, future events or other factors, except as required by law.

Additional Information and Where to Find It This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed transaction involving Natus. In connection with the proposed transaction, Natus plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Natus may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Natus’s shareholders for their consideration. Before making any voting decision, Natus’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Natus and the proposed transaction.

Natus’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Natus, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Natus with the SEC may be obtained, without charge, by contacting Natus through its www.natus.com under the heading Investor Relations.

Participants in the Solicitation The Company, its directors, executive officers and other persons related to Natus may be deemed to be participants in the solicitation of proxies from Natus’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Natus and their ownership of Natus common stock is set forth in Natus’s annual report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 25, 2022 and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 28, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

FOR INTERNAL USE ONLY TO FACILITATE COMMUNICATION

Distributors

1.	DISTRIBUTOR PARTNER SPECIFIC: Will there be changes to our distributor agreements? There are no specific plans to significantly change the company’s business following the closing of the transaction. Our focus remains on growing our business in countries around the world. Natus will honor our agreements.

2.	DISTRIBUTOR PARTNER SPECIFIC: Will there be any impact to existing orders or business? There are no specific plans to significantly change the company’s business following the closing of the transaction. Our focus remains on growing our business in countries around the world. Natus will honor our agreements.

3.	DISTRIBUTOR PARTNER SPECIFIC: ArchiMed’s website says that they help “internationalize” companies, does that mean that you are going to go direct in my country? There are no specific plans to significantly change the company’s business following the closing of the transaction. We believe ArchiMed is acquiring Natus to create value by growing. We expect them to be involved in helping us and grow organically and in other ways around the world.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “should,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. Forward-looking statements in this communication include, but are not limited to, statements about the benefits and effects of the transaction, the expected timing of the completion of the transaction, the amounts to be received by shareholders. Each forward-looking statement contained in this communication is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risks related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Natus’s business, the uncertainties as to the timing of the transaction; uncertainties as to whether Natus shareholders will approve the transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or the terms of such approval; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of the parties’ control; operating costs and business disruption following completion of the transaction, including adverse effects on employee retention and on Natus’s business relationships with third parties; transaction costs; and the risks identified under the heading “Risk Factors” in Natus’s Annual Report on Form 10-K, filed with the SEC on February 25, 2022, as well as Natus’s subsequent Current Reports on Form 8-K and other information filed by Natus with the SEC. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Natus assumes no obligation to update any written or oral forward-looking statement made by Natus or on its behalf as a result of new information, future events or other factors, except as required by law.

Additional Information and Where to Find It This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed transaction involving Natus. In connection with the proposed transaction, Natus plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Natus may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Natus’s shareholders for their consideration. Before making any voting decision, Natus’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Natus and the proposed transaction.

Natus’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Natus, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Natus with the SEC may be obtained, without charge, by contacting Natus through its www.natus.com under the heading Investor Relations.

Participants in the Solicitation The Company, its directors, executive officers and other persons related to Natus may be deemed to be participants in the solicitation of proxies from Natus’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Natus and their ownership of Natus common stock is set forth in Natus’s annual report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 25, 2022 and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 28, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

FOR INTERNAL USE ONLY TO FACILITATE COMMUNICATION

Suppliers

1.	Will there be any changes to our supply agreements? No, we do not anticipate any changes to our existing supply agreements.

2.	Will there be any impact to existing orders? No, we do not anticipate any changes to our existing purchase orders.

3.	Will the management structure of the company change? At present, the CEO of Natus, Tom Sullivan, will report to a new Board of Directors. ArchiMed is still evaluating the management structure of Natus, but at present there are no other planned changes to the management structure.

4.	Will my point of contact remain the same? Yes, there are no changes to our organization structure and your point of contact will remain the same.

5.	Will the company make any changes in strategy or product offerings under new ownership? Our company mission and strategy will remain unchanged. We expect that ArchiMed will contribute their expertise to helping us grow organically and in other ways.

6.	Who should we contact if we have any questions? Please contact your regular Purchasing contact as there will be no personnel changes and all processes will remain the same.

7.	Will we have the opportunity to meet the representatives from ArchiMed? No, ArchiMed will be an investor in Natus, but it will not be involved in the day-to-day operation of the business.

8.	Private equity firms often cut costs – do you think they will want to restructure our business relationship or consider alternative providers? We believe that ArchiMed will help Natus grow and become the best company we can be. We believe that Strategic Suppliers who share that same goal will be excellent partners with Natus.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “should,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. Forward-looking statements in this communication include, but are not limited to, statements about the benefits and effects of the transaction, the expected timing of the completion of the transaction, the amounts to be received by shareholders. Each forward-looking statement contained in this communication is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risks related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Natus’s business, the uncertainties as to the timing of the transaction; uncertainties as to whether Natus shareholders will approve the transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or the terms of such approval; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of the parties’ control; operating costs and business disruption following completion of the transaction, including adverse effects on employee retention and on Natus’s business relationships with third parties; transaction costs; and the risks identified under the heading “Risk Factors” in Natus’s Annual Report on Form 10-K, filed with the SEC on February 25, 2022, as well as Natus’s subsequent Current Reports on Form 8-K and other information filed by Natus with the SEC. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Natus assumes no obligation to update any written or oral forward-looking statement made by Natus or on its behalf as a result of new information, future events or other factors, except as required by law.

Additional Information and Where to Find It This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed transaction involving Natus. In connection with the proposed transaction, Natus plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Natus may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Natus’s shareholders for their consideration. Before making any voting decision, Natus’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Natus and the proposed transaction.

Natus’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Natus, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Natus with the SEC may be obtained, without charge, by contacting Natus through its www.natus.com under the heading Investor Relations.

Participants in the Solicitation The Company, its directors, executive officers and other persons related to Natus may be deemed to be participants in the solicitation of proxies from Natus’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Natus and their ownership of Natus common stock is set forth in Natus’s annual report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 25, 2022 and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 28, 2021. Additional information

FOR INTERNAL USE ONLY TO FACILITATE COMMUNICATION

regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

FOR INTERNAL USE ONLY TO FACILITATE COMMUNICATION

Teammates

1.	Why did the board decide to sell the company? The Board believes that the sale of Natus to ArchiMed will provide our shareholders with immediate and substantial cash value, as well as a compelling premium, and the Board has unanimously agreed that this transaction is in the best interests of our shareholders. By privatizing the Company, our shares will no longer be traded publicly on Nasdaq and we will no longer be required to make any filings with the U.S. Securities and Exchange Commission or conduct public earnings calls following the closing of the transaction. ArchiMed is a growth-oriented owner and we are excited to collaborate with them on business improvements and future acquisitions, which will enable us to increase the value we bring to our customers.

2.	Who is ArchiMed Group? With offices in the US and Europe, ArchiMed is a leading investment firm focused exclusively on healthcare industries. Its mix of operational, medical, scientific and financial expertise allows ArchiMed to serve as both a strategic and financial partner to North American and European healthcare businesses. Prioritized areas of focus include biopharmaceutical products & services, life science tools, medical devices & technologies, diagnostics, healthtech and consumer health. ArchiMed helps partners internationalize, acquire, innovate and expand their products and services. Over the last twenty years, ArchiMed’s leadership team has directly managed and invested in over eighty small to large-size healthcare companies globally, representing over €50 billion of combined value. ArchiMed manages over €5 billion across its various funds. Since inception, ArchiMed has been a committed Impact investor, both directly and through its Eurêka Foundation.

3.	Why do they want to buy us? ArchiMed helps partners internationalize, acquire, innovate and expand their products and services. They seek opportunities where their expertise makes them a differentiated, value-added partner. They believe that making companies strategically stronger will enhance the companies’ value and is the key to consistently generating superior investment returns for their investors. They believe that Natus is a platform on which they can generate strong organic growth and build value.

4.	Has ArchiMed worked with other Medical Technology companies? ArchiMed currently owns 23 healthcare companies. Current ArchiMed investments in Medical Technology that may be familiar to Natus Teammates include: Ad-Tech, Micromed (also owns Moberg), and Namsa.

5.	How will we work with Ad-Tech, Micromed, and Moberg? Ad-Tech, Micromed, and Moberg are separately owned companies prior to the closing, and we will not be working with them prior to the closing and it will be business as usual.

6.	ArchiMed has some other portfolio companies – are they going to be combining us with other businesses to add scale? We believe that ArchiMed is acquiring Natus to create value by growing. We expect them to be involved in helping us grow organically and in other ways.

7.	What does it mean to go from a Public Company to a Private Company? What changes will we see? The Board believes that the sale of Natus to ArchiMed will provide our shareholders with immediate and substantial cash value, as well as a compelling premium, and the Board has unanimously agreed that this transaction is in the best interests of our shareholders. By privatizing the Company, our shares will no longer be traded publicly on Nasdaq and we will no longer be required to make any filings with the U.S. Securities and Exchange Commission or conduct public earnings calls following the closing of the transaction. There are no specific plans to significantly change the company’s business following the closing of the transaction.

8.	Will we have the opportunity to meet the representatives from ArchiMed? The Management Team has already had significant interactions with ArchiMed. As investors, we believe that they will remain “behind the

FOR INTERNAL USE ONLY TO FACILITATE COMMUNICATION

scenes” but will be actively involved in helping us grow. We will look forward to opportunities to welcome them to our facilities when they visit in the future. In addition, ArchiMed will select our new board of directors.

9.	Is there going to be any change to our company mission or strategy under ArchiMed? We believe that ArchiMed is acquiring Natus to create value by growing. We expect them to be involved in helping us grow organically and in other ways through their role on the Board of Directors and the help they can provide. There are no specific plans to significantly change the company’s business following the closing of the transaction.

10.	Will the management structure of the company change? At present, the CEO of Natus, Tom Sullivan, will report to a new Board of Directors. ArchiMed is still evaluating the management structure of Natus, but at present there are no other planned changes to the management structure.

11.	Will anyone from ArchiMed join the management team? ArchiMed is still evaluating the management structure of Natus. ArchiMed will form a new Board of Directors and interface with the company through Tom Sullivan.

12.	Will there be any changes to my direct supervisor or team? No, we do not expect any changes to anyone’s supervisor other than Tom Sullivan will report to a new Board of Directors.

13.	Private equity firms often cut costs – is my job or salary at risk? Are any positions being eliminated? We believe that ArchiMed is acquiring Natus to create value by growing. We expect them to be involved in helping us grow organically and in other ways their role on the Board of Directors and the help they can provide. There are no specific plans to cut operational costs and our focus should remain on our customers and executing our Vision under the guidance of Our Natus Pledge.

14.	How soon will I know if my position is secure or eliminated? There are no specific plans to cut operational costs and our focus should remain on our customers and executing our Vision under the guidance of Our Natus Pledge.

15.	What, if any, support is available to those who are losing a job? There are no specific plans to cut operational costs and our focus should remain on our customers and executing our Vision under the guidance of Our Natus Pledge.

16.	Now that there will no longer be an equity incentive plan as part of a public company, will there be any new forms of performance and bonus compensation available?

We do not envision any changes to our base salary or annual cash bonus programs. After the transaction closes, we will no longer be a public company with a publicly traded stock so we will no longer have annual restricted stock long term incentive grants. For Teammates who lose the opportunity for equity grants, upon closing of the transaction later this year, we will work with ArchiMed to identify appropriate compensation packages equivalent to those in place today. While the form may change, we believe there will be exciting earning opportunities. ArchiMed will be actively involved in helping us grow, and our compensation packages will continue to be aligned with the achievement of profitable growth.

17.	I own Natus stock, what happens to my existing stock? Until closing of the transaction, the company will remain a public company and its shares of common stock will continue to trade publicly on the Nasdaq exchange. Upon close of the transaction, the agreement provides that all shareholders will receive $33.50 for each share of Natus common stock. For those shares that are restricted stock grants, we expect that you will receive a cash payment for the total number you hold.

18.	Since existing stock will vest immediately, will there be another opportunity to earn cash bonus or equity based on performance this year? There is no change to our annual cash bonus plan. We will work with

FOR INTERNAL USE ONLY TO FACILITATE COMMUNICATION

ArchiMed to develop programs in the coming months and hope to be able to share plans around the time the transaction closes for future equity-based bonus opportunities.

19.	Will there be an opportunity to have an ownership stake as part of ArchiMed? At this time, no. We will have more information after the transaction closes.

20.	Will the name of the company remain the same? Yes, the company name will remain Natus Medical Incorporated following closing of the transaction.

21.	Will there be any change to the Natus headquarters or other locations? No, our existing building in Middleton, WI will remain the global headquarters for Natus and our other worldwide offices will continue operations as normal.

22.	Will there be new employment agreements from ArchiMed? ArchiMed and senior management will review existing employment agreements after closure of the transaction later this year. All current agreements with Natus will remain in place unless they are altered with the agreement of both parties.

23.	Will there be any change to my health insurance or other benefits? Can I continue using my existing healthcare providers? There is no change to any Natus healthcare or other benefits foreseen at this time. You should be able to continue seeing your existing healthcare providers.

24.	Will there be any change to the 401(k) Plan for U.S. Teammates? There is no change to the 401(k) Plan foreseen at this time.

25.	Will there be any change to the Employee Stock Purchase Plan? The ESPP is on the agenda for the annual meeting of Natus shareholders in June to approve the Plan. If shareholders approve the plan, however, because the company will become privately owned upon completion of the transaction we will not be able to re-instate the Plan. We will communicate further after the transaction closes.

26.	I participate in the Non-Qualified Deferred Compensation Plan, what does this mean to the Plan? If you participate in the NQDCP, any Natus stock or stock units held by the plan will convert to $33.50 in cash per share upon the close of the transaction. Additionally, depending on your elections regarding Change in Control, the proceeds may or may not pay out. We refer you to Voya for specific questions regarding your elections in the event of a Change in Control. At this time there has been no decision if the NQDCP will be continued or discontinued.

27.	Are we going to use the same business systems going forward? There are no specific plans to significantly change the company’s business or systems.

28.	What should I do if I am asked about the transaction from a customer or vendor? FAQ documents are available for both customer-facing and vendor facing contact Teammates. Your functional leader will provide them today. There will also be a general transaction letter available for use as needed to ensure all parties receive a consistent message. Please refer them to their regular Natus contact point. For Customers, if you are unaware of the appropriate contact, please refer them to Customer Service. For Vendors, if you are unaware of the appropriate contact, please refer them to Purchasing.

29.	Do I get to keep my seniority and vacation days? There are no expected changes and we will go forward with existing seniority and vacation policies.

30.	Can I still take my vacation as scheduled? Yes, there is no reason to change any vacation plans.

31.	What is the timeline for closing the deal? The transaction is subject to customary closing conditions, including approval by Natus’ shareholders and clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The transaction is expected to close in the third calendar quarter of 2022.

32.	Is an announcement being sent out to our customers / suppliers? Because there is no planned change to the day-to-day operation of Natus and customers will not experience any changes in service, we are not formally notifying customers of the change. Customer Service and Sales have been provided with key talking points /

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FAQs should a customer inquire about the change. Purchasing has also been provided with key talking points and will be proactively engaging suppliers to make them aware of our new ownership. There will also be a general transaction letter available for use as needed to ensure all parties receive a consistent message. We believe both customers and suppliers will benefit as ArchiMed helps us grow.

33.	What can I do to help with this transition? There should be minimal, if any, disruption to your role and the best way you can help is to continue focusing on your team and personal objectives. Your projects, programs and initiatives should continue to map directly to our company priorities and we should continue to live Our Natus Pledge.

34.	SALES SPECIFIC: Will there be any change to my commission structure? We believe that ArchiMed is acquiring Natus to create value by growing. We expect them to be involved in helping us and grow organically and in other ways through their role on the Board of Directors and the help they can provide. There are no specific plans to significantly change the company’s business following the closing of the transaction, including our existing commission structure.

35.	SALES SPECIFIC: Will there be any change to my commission structure? We believe that ArchiMed is acquiring Natus to create value by growing. We expect them to be involved in helping us and grow organically and in other ways through their role on the Board of Directors and the help they can provide. There are no specific plans to significantly change the company’s business following the closing of the transaction, including our existing commission structure.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “should,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. Forward-looking statements in this communication include, but are not limited to, statements about the benefits and effects of the transaction, the expected timing of the completion of the transaction, the amounts to be received by shareholders. Each forward-looking statement contained in this communication is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risks related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Natus’s business, the uncertainties as to the timing of the transaction; uncertainties as to whether Natus shareholders will approve the transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or the terms of such approval; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of the parties’ control; operating costs and business disruption following completion of the transaction, including adverse effects on employee retention and on Natus’s business relationships with third parties; transaction costs; and the risks identified under the heading “Risk Factors” in Natus’s Annual Report on Form 10-K, filed with the SEC on February 25, 2022, as well as Natus’s subsequent Current Reports on Form 8-K and other information filed by Natus with the SEC. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Natus assumes no obligation to update any written or oral forward-looking statement made by Natus or on its behalf as a result of new information, future events or other factors, except as required by law.

Additional Information and Where to Find It This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed transaction involving Natus. In connection with the proposed transaction, Natus plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Natus may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Natus’s shareholders for their consideration. Before making any voting decision, Natus’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Natus and the proposed transaction.

Natus’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Natus, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Natus with the SEC may be obtained, without charge, by contacting Natus through its www.natus.com under the heading Investor Relations.

Participants in the Solicitation The Company, its directors, executive officers and other persons related to Natus may be deemed to be participants in the solicitation of proxies from Natus’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Natus and their ownership of Natus common stock is set forth in Natus’s annual report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 25, 2022 and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 28, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the

FOR INTERNAL USE ONLY TO FACILITATE COMMUNICATION

Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

[The following Q&As were made available by Natus Medical Incorporated to its investors.]

Natus Medical Incorporated to be acquired by ArchiMed Group for $33.50 per share in cash

Investor Questions and Answers

1.	Was this a competitive situation with multiple offers? The sale of Natus Medical to ArchiMed for $33.50 will provide our shareholders with immediate and substantial cash value, as well as a compelling premium. The merger agreement includes a go-shop clause.

2.	Did any strategic buyers make a bid or look at the deal? We are not commenting on any other interest at this time. The sale of Natus Medical to ArchiMed for $33.50 will provide our shareholders with immediate and substantial cash value, as well as a compelling premium. The merger agreement includes a go-shop clause.

3.	Did you proactively solicit offers or were you approached? ArchiMed approached the Company.

4.	How did you determine the valuation? How does this valuation compare to other recent transactions in your space? The sale of Natus to ArchiMed for $33.50 will provide our shareholders with immediate and substantial cash value, as well as a compelling premium.

5.	Did you get a fairness opinion on the transaction? Yes, from Stifel.

6.	Can you entertain other offers before the transaction closes? The merger agreement includes a go-shop clause. Under the terms of the merger agreement, Natus may solicit superior proposals from third parties for a period of 30 days continuing through May 17, 2022, and in certain cases for a period of 35 days continuing through May 22, 2022. In addition, Natus may, at any time prior to receipt of shareholder approval, subject to the provisions of the merger agreement, respond to unsolicited proposals that constitute or would reasonably be expected to lead a superior proposal. Natus will have the right to terminate the merger agreement with ArchiMed to enter into a superior proposal subject to the terms and conditions of such agreement, including payment of a customary termination fee. There can be no assurance that the solicitation process will result in a superior proposal or that any other transaction will be approved or completed. Natus does not intend to disclose developments with respect to this solicitation process unless and until its Board of Directors determines such disclosure is appropriate or is otherwise required.

7.	Is there a break-up fee associated with the transaction if another bidder emerges? Yes, there is a customary break-up fee.

8.	Is the transaction subject to HSR review? The transaction is subject to customary closing conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

9.	Are there any financing conditions for the deal? There are no financing conditions in the merger agreement. ArchiMed has committed equity and debt financing.

10.	When will the deal close? The transaction is expected to close in the third quarter of 2022, subject to customary closing conditions, including approval by Natus shareholders and receipt of regulatory approvals.

11.	How much does the board and management represent in terms of ownership? Information about the directors and executive officers of the company and their ownership of company common stock is set forth in the company’s annual report on Form 10-K, which was filed with the Securities and Exchange Commission (“SEC”) on February 25, 2022, and in its proxy statement for its 2022 annual meeting of stockholders, which will be filed with the SEC by May 4, 2022. You can also refer to the 2021 Proxy filed with the SEC April 28, 2021.

12.	Can you walk me through the key events that need to occur between now and closing for the deal to be completed? In connection with the transaction, the Company will prepare a proxy statement to be filed with the U.S. Securities and Exchange Commission (“SEC”). Following any review by the SEC, a definitive proxy statement will be mailed to shareholders of Natus. Natus expects to hold a Special Meeting of Shareholders to consider and vote on the proposed merger and the merger agreement as soon as practicable after the mailing of the proxy statement. The transaction is expected to close in the third quarter of 2022, subject to customary closing conditions, including approval by Natus shareholders and receipt of regulatory approvals. Upon completion of the transaction, Natus will become a private company and Natus shares will no longer be listed on any public market.

13.	What do you view as the potential risks to closing? The transaction is subject to customary closing conditions, including approval by Natus’ shareholders and clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. ArchiMed has committed financing and the Merger Agreement has no financing conditions. In connection with the transaction, the Company will prepare a proxy statement to be filed with the U.S. Securities and Exchange Commission (“SEC”). Following any review by the SEC, a definitive proxy statement will be mailed to shareholders of Natus.

14.	Why are you no longer updating guidance – were you not tracking to your ranges or is it purely because of the transaction? Due to the anticipated closing of the acquisition, we are no longer updating financial guidance and are not commenting further.

15.	What was first quarter growth excluding acquisitions? Full first quarter results will be released on Thursday, May 5th at 04:01 ET.

16.	Was there any change in your ability to complete transactions that contributed to the desire to sell? We were fully focused and engaged with our stand-alone strategy for growth when this unsolicited opportunity arose. The sale of Natus Medical to ArchiMed will provide our shareholders with immediate and substantial cash value, as well as a compelling premium. The Board has unanimously agreed that this transaction is in the best interests of our shareholders.

17.	What is the EBITDA multiple being paid? Based on the publicly available 2021 non-GAAP EBITDA of $63.5 M, the implied multiple is 17.7X.

18.	What is the Revenue multiple being paid? Based on the publicly available 2021 Revenue of $473.4 M, the implied multiple is 2.4X.

19.	The new CEO joined Natus only four months ago and articulated a plan for growth, what led the Board to approve this transaction versus execute the plan? The sale of Natus Medical to ArchiMed for $33.50 will provide our shareholders with immediate and substantial cash value, as well as a compelling premium. The merger agreement includes a go-shop clause.

20.	Will you pursue additional buyers during the Go-Shop process? The merger agreement includes a go-shop clause and Natus’ financial advisor has begun that process. Natus does not intend to disclose developments with respect to this solicitation process unless and until its Board of Directors determines such disclosure is appropriate or is otherwise required.

21.	Who is ArchiMed? With offices in the US and Europe, ArchiMed is a leading investment firm focused exclusively on healthcare industries. Its mix of operational, medical, scientific and financial expertise allows ArchiMed to serve as both a strategic and financial partner to North American and European healthcare businesses. Prioritized areas of focus include biopharmaceutical products & services, life science tools, medical devices & technologies, diagnostics, healthtech and consumer health. ArchiMed helps partners internationalize, acquire, innovate and expand their products and services. Over the last twenty years, ArchiMed’s leadership team has directly managed and invested in over eighty small to large-size healthcare companies globally, representing over €50 billion of combined value. ArchiMed manages over €5 billion across its various funds. Since inception, ArchiMed has been a committed Impact investor, both directly and through its Eurêka Foundation.

22.	Why did ArchiMed want to buy Natus? We cannot comment on the Buyers rationale or intentions.

23.	Do you expect additional buyers to emerge from the Go-Shop Process? The merger agreement includes a go-shop clause. Under the terms of the merger agreement, Natus may solicit superior proposals from third parties for a period of 30 days continuing through May 17, 2022, and in certain cases for a period of 35 days continuing through May 22, 2022. In addition, Natus may, at any time prior to receipt of shareholder approval, subject to the provisions of the merger agreement, respond to unsolicited proposals that constitute or would reasonable be expected to lead to a superior proposal. Natus will have the right to terminate the merger agreement with ArchiMed to enter into a superior proposal subject to the terms and conditions of such agreement, including payment of a customary termination fee. There can be no assurance that the solicitation process will result in a superior proposal or that any other transaction will be approved or completed. Natus does not intend to disclose developments with respect to this solicitation process unless and until its Board of Directors determines such disclosure is appropriate or is otherwise required.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “should,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. Forward-looking statements in this communication include, but are not limited to, statements about the benefits and effects of the transaction, the expected timing of the completion of the transaction, the amounts to be received by shareholders. Each forward-looking statement contained in this communication is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risks related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Natus’s business, the uncertainties as to the timing of the transaction; uncertainties as to whether Natus shareholders will approve the transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or the terms of such approval; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of the parties’ control; operating costs and business disruption following completion of the transaction, including adverse effects on employee retention and on Natus’s business relationships with third parties; transaction costs; and the risks identified under the heading “Risk Factors” in Natus’s Annual Report on Form 10-K, filed with the SEC on February 25, 2022, as well as Natus’s subsequent Current Reports on Form 8-K and other information filed by Natus with the SEC. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Natus assumes no obligation to update any written or oral forward-looking statement made by Natus or on its behalf as a result of new information, future events or other factors, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed transaction involving Natus. In connection with the proposed transaction, Natus plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Natus may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Natus’s shareholders for their consideration. Before making any voting decision, Natus’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Natus and the proposed transaction.

Natus’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Natus, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Natus with the SEC may be obtained, without charge, by contacting Natus through its www.natus.com under the heading Investor Relations.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to Natus may be deemed to be participants in the solicitation of proxies from Natus’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Natus and their ownership of Natus common stock is set forth in Natus’s annual report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 25, 2022 and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 28, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

[The following communication was made available by Natus Medical Incorporated to its teammates.]

April 18, 2022 Natus Medical Incorporated to be acquired by ArchiMed Group for $33.50 per share in cash

2 Legal Notifications CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS This communication includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 199 5. These forward - looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “should,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “p roj ect,” and other words of similar meaning. Forward - looking statements in this communication include, but are not limited to, statements about the benefits and effects of the transaction, the expected tim ing of the completion of the transaction, the amounts to be received by shareholders. Each forward - looking statement contained in this communication is subject to risks and uncertainties that could cause actual res ults to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risks related to Ukraine conflict or the COVID - 19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID - 19 pandemic on Natus’s business, the uncertainties as to the timing of the transaction; uncertainties as to whether Natus shareholders will approve th e transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or wa ive d, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or the terms of such approval; the effects of disruption from the transacti on making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the transaction may result in si gni ficant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of the parties’ control; operating costs and business disru pti on following completion of the transaction, including adverse effects on employee retention and on Natus’s business relationships with third parties; transaction costs; and the risks identified under the heading “Risk Factors” in Natus’s Annual Report on Form 10 - K, filed with the SEC on February 25, 2022, as well as Natus’s subsequent Current Reports on Form 8 - K and other information filed by Natus with the SEC. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward - looking statements only speak as of the date of these materials, and Natus assumes no obligation to update any written or oral forward - looking statement made by Natus or on its behalf as a result of new information, future events or other factors, except as required by law. Additional Information and Where to Find It This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed transaction involving Natus. In connection with the proposed transaction, Natus plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Natus may file with the SEC and send to its shareholders in connection wit h t he proposed transaction. The proposed transaction will be submitted to Natus’s shareholders for their consideration. Before making any voting decision, Natus’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as we ll as any amendments or supplements to those documents, when they become available, because they will contain important informat ion about Natus and the proposed transaction. Natus’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about N atus, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Natus with the SEC may be obtained, without charge, by contacting Natus through its www.natus.com under the heading Investor Relations. Participants in the Solicitation The Company, its directors, executive officers and other persons related to Natus may be deemed to be participants in the solicitation of proxies from Natus’s shareholders in connection with the proposed transaction . Information about the directors and executive officers of Natus and their ownership of Natus common stock is set forth in Natus’s annual report on Form 10 - K for the fiscal year ended December 31 , 2021 , which was filed with the SEC on February 25 , 2022 and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 28 , 2021 . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available . Free copies of these documents may be obtained as described in the preceding paragraph .

3 What is the Transaction? • Natus Medical Incorporated to be acquired by ArchiMed for $33.50 per share in cash • Transaction values Natus Medical Incorporated at approximately $1.2 billion total equity value • The transaction is expected to close in the third quarter of 2022, subject to customary closing conditions, including approval by Natus shareholders and receipt of regulatory approvals • Upon completion of the transaction, Natus will become a private company and Natus shares will no longer be listed on any public market

4 Who is ArchiMed ? • With offices in the US and Europe, ArchiMed is a leading investment firm focused exclusively on healthcare industries • Its mix of operational, medical, scientific and financial expertise allows ArchiMed to serve as both a strategic and financial partner to North American and European healthcare businesses • Areas of focus include: • biopharmaceutical products & services, • life science tools, • medical devices & technologies, • diagnostics, • healthtech and • consumer health • ArchiMed helps partners internationalize, acquire, innovate and expand their products and services • Over the last twenty years, ArchiMed’s leadership team has directly managed and invested in over eighty small to large - size healthcare companies globally, representing over €50 billion of combined value • ArchiMed manages over €5 billion across its various funds. Since inception, ArchiMed has been a committed Impact investor, both directly and through its Eurêka Foundation.

5 Why is The Board Selling Natus Medical? • The Board believes that the sale of Natus Medical to ArchiMed will provide our shareholders with immediate and substantial cash value, as well as a compelling premium • The Board has unanimously agreed that this transaction is in the best interests of our shareholders and recommend that our shareholders adopt the merger agreement.

6 Why Is ArchiMed Buying Natus Medical? • ArchiMed helps partners internationalize, innovate and expand their products and services • They seek opportunities where their expertise makes them a differentiated, value - added partner • They believe that making companies strategically stronger will enhance the companies’ value and is the key to consistently generating superior investment returns for their investors • They believe that Natus Medical is a platform on which they can generate strong organic growth • We are excited to collaborate with them on business improvements, which will enable us to increase the value we bring to our customers.

7 Will There Be Changes? • By privatizing the Company, our shares will no longer be traded publicly on NASDAQ and we will no longer be required to make any filings with the U.S. Securities and Exchange Commission or conduct public earnings calls following the closing of the transaction. • At present, Tom Sullivan, will report to a new Board of Directors. ArchiMed is still evaluating the management structure of Natus, but at present there are no other planned changes to the management structure. • We believe that ArchiMed is acquiring Natus Medical to create value by growing We expect them to be involved in helping us grow organically and in other ways • At present, there are no specific plans to significantly change the company’s business following the closing of the transaction • There are no specific plans to cut operational costs and our focus should remain on our customers and executing our Vision under the guidance of Our Natus Pledge

8 What’s Next? • It is business as usual serving our Customers • Until closing of the transaction, the company will remain a public company and its shares of common stock will continue to trade publicly on the NASDAQ exchange • Under the terms of the merger agreement, Natus may solicit superior proposals from third parties for a period of 30 days continuing through May 17, 2022. This is called a “Go Shop” • Natus will have the right to terminate the merger agreement with ArchiMed to enter into a superior proposal subject to the terms and conditions of the merger agreement with ArchiMed • Natus will prepare a proxy statement to be filed with the U.S. Securities and Exchange Commission (“SEC”) • Following any review by the SEC, a definitive proxy statement will be mailed to shareholders of Natus • Natus expects to hold a Special Meeting of Shareholders to consider and vote on the proposed merger and the merger agreement as soon as practicable after the mailing of the proxy statement • The transaction is expected to close in the third quarter of 2022, subject to customary closing conditions, including approval by Natus shareholders and receipt of regulatory approvals. • Upon close of the transaction, the agreement provides that all shareholders will receive $33.50 for each share of Natus Medical common stock

9 What if I have Questions? • Reach out to your Management Team Member

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “should,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. Forward-looking statements in this communication include, but are not limited to, statements about the benefits and effects of the transaction, the expected timing of the completion of the transaction, the amounts to be received by shareholders. Each forward-looking statement contained in this communication is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risks related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Natus’s business, the uncertainties as to the timing of the transaction; uncertainties as to whether Natus shareholders will approve the transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or the terms of such approval; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of the parties’ control; operating costs and business disruption following completion of the transaction, including adverse effects on employee retention and on Natus’s business relationships with third parties; transaction costs; and the risks identified under the heading “Risk Factors” in Natus’s Annual Report on Form 10-K, filed with the SEC on February 25, 2022, as well as Natus’s subsequent Current Reports on Form 8-K and other information filed by Natus with the SEC. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Natus assumes no obligation to update any written or oral forward-looking statement made by Natus or on its behalf as a result of new information, future events or other factors, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed transaction involving Natus. In connection with the proposed transaction, Natus plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Natus may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Natus’s shareholders for their consideration. Before making any voting decision, Natus’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Natus and the proposed transaction.

Natus’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Natus, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Natus with the SEC may be obtained, without charge, by contacting Natus through its www.natus.com under the heading Investor Relations.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to Natus may be deemed to be participants in the solicitation of proxies from Natus’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Natus and their ownership of Natus common stock is set forth in Natus’s annual report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 25, 2022 and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 28, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.